UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2007

Date of Report (Date of earliest event reported)

Unitrin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18298	95-4255452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Wacker Drive, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 661-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On May 8, 2007, Unitrin, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale by the Company of $360 million aggregate principal amount of the Company’s 6.00% Senior Notes due May 15, 2017 (the “Senior Notes”), pursuant to the Company’s effective Registration Statements on Form S-3 (Registration Nos. 333-127215 and 333-142722) (the “Registration Statements”).

The Company and the Underwriters consummated the sale and purchase of the Senior Notes on May 11, 2007. The Senior Notes are being sold to the public at an issue price of 99.347% of the Senior Notes’ principal amount of $360 million. The net proceeds to the Company from the sale of the Senior Notes, after the underwriting discount, but before transaction expenses, will be approximately $355,309,200.

The terms of the Senior Notes are set forth in an indenture, dated as of June 26, 2002, between the Company and The Bank of New York Trust Company, N.A., as successor trustee to BNY Midwest Trust Company, as Trustee (the “Indenture”) and an Officers’ Certificate, dated as of May 11, 2007, establishing the terms of the Senior Notes, including the form of Senior Note attached thereto as Exhibit A.

Copies of the Underwriting Agreement and the Indenture are attached hereto as Exhibits 1.1 and 4.1, respectively, and are incorporated by reference. In addition, the Officers’ Certificate establishing the terms of the Senior Notes in accordance with the Indenture, including the form of Senior Note, is attached hereto as Exhibit 4.2 and is incorporated by reference.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 8, 2007, between Unitrin, Inc. and Goldman, Sachs & Co. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 26, 2002, between Unitrin, Inc. and The Bank of New York Trust Company, N.A., as successor trustee to BNY Midwest Trust Company relating to Senior Debt Securities.

4.2	Officers’ Certificate, including the form of Senior Note, with respect to Unitrin, Inc.’s 6.00% Senior Notes due May 15, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

/s/ Scott Renwick
Date: May 14, 2007	By:	Scott Renwick
	Its:	Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 8, 2007, between Unitrin, Inc. and Goldman, Sachs & Co. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 26, 2002, between Unitrin, Inc. and The Bank of New York Trust Company, N.A., as successor trustee to BNY Midwest Trust Company relating to Senior Debt Securities.

4.2	Officers’ Certificate, including the form of Senior Note, with respect to Unitrin, Inc.’s 6.00% Senior Notes due May 15, 2017.

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